Weyerhaeuser Company	Exhibit 99.2

Q4.2022 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	March 31, 2022	June 30, 2022	Sept 30, 2022	Dec 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Net sales	$3,112	$2,973	$2,276	$1,823	$2,206	$10,184	$10,201
Costs of sales	1,647	1,789	1,694	1,434	1,501	6,564	6,103
Gross margin	1,465	1,184	582	389	705	3,620	4,098
Selling expenses	23	23	24	23	27	93	95
General and administrative expenses	92	102	100	104	113	398	396
Other operating costs (income), net	6	12	1	30	(44)	49	(36)
Operating income	1,344	1,047	457	232	609	3,080	3,643
Non-operating pension and other post-employment benefit costs	(15)	(11)	(12)	(216)	(5)	(254)	(19)
Interest income and other	(1)	1	9	16	1	25	5
Interest expense, net of capitalized interest	(72)	(65)	(67)	(66)	(77)	(270)	(313)
Loss on debt extinguishment	(276)	—	—	—	—	(276)	—
Earnings (loss) before income taxes	980	972	387	(34)	528	2,305	3,316
Income taxes	(209)	(184)	(77)	45	(112)	(425)	(709)
Net earnings	$771	$788	$310	$11	$416	$1,880	$2,607

Per Share Information

	Q1	Q2	Q3	Q4		Year-to-Date
	March 31, 2022	June 30, 2022	Sept 30, 2022	Dec 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Earnings per share
Basic	$1.03	$1.06	$0.42	$0.02	$0.56	$2.53	$3.48
Diluted	$1.03	$1.06	$0.42	$0.02	$0.55	$2.53	$3.47
Dividends paid per common share	$1.63	$0.18	$0.18	$0.18	$0.67	$2.17	$1.18
Weighted average shares outstanding (in thousands):
Basic	747,507	744,542	740,058	735,715	749,020	741,904	749,496
Diluted	748,823	745,582	740,975	736,640	750,942	742,953	750,983
Common shares outstanding at end of period (in thousands)	745,442	741,738	737,547	732,794	747,301	732,794	747,301

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	March 31, 2022	June 30, 2022	Sept 30, 2022	Dec 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Net earnings	$771	$788	$310	$11	$416	$1,880	$2,607
Non-operating pension and other post-employment benefit costs	15	11	12	216	5	254	19
Interest income and other	1	(1)	(9)	(16)	(1)	(25)	(5)
Interest expense, net of capitalized interest	72	65	67	66	77	270	313
Loss on debt extinguishment	276	—	—	—	—	276	—
Income taxes	209	184	77	(45)	112	425	709
Operating income	1,344	1,047	457	232	609	3,080	3,643
Depreciation, depletion and amortization	122	119	119	120	121	480	477
Basis of real estate sold	31	39	7	7	9	84	71
Special items included in operating income	—	—	—	10	(65)	10	(97)
Adjusted EBITDA(1)	$1,497	$1,205	$583	$369	$674	$3,654	$4,094

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q4.2022 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	March 31, 2022	June 30, 2022	Sept 30, 2022	Dec 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Net earnings	$771	$788	$310	$11	$416	$1,880	$2,607
Gain on sale of timberlands	—	—	—	—	—	—	(32)
Insurance recovery	—	—	—	—	(9)	—	(9)
Legal benefit	—	—	—	—	(12)	—	(12)
Loss on debt extinguishment(1)	207	—	—	—	—	207	—
Pension settlement charge	—	—	—	152	—	152	—
Product remediation recovery	—	—	—	—	(28)	—	(28)
Restructuring, impairments and other charges	—	—	—	8	—	8	—
Net earnings before special items(2)	$978	$788	$310	$171	$367	$2,247	$2,526

	Q1	Q2	Q3	Q4		Year-to-Date
	March 31, 2022	June 30, 2022	Sept 30, 2022	Dec 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Net earnings per diluted share	$1.03	$1.06	$0.42	$0.02	$0.55	$2.53	$3.47
Gain on sale of timberlands	—	—	—	—	—	—	(0.04)
Insurance recovery	—	—	—	—	(0.01)	—	(0.01)
Legal benefit	—	—	—	—	(0.01)	—	(0.01)
Loss on debt extinguishment(1)	0.28	—	—	—	—	0.28	—
Pension settlement charge	—	—	—	0.21	—	0.20	—
Product remediation recovery	—	—	—	—	(0.04)	—	(0.04)
Restructuring, impairments and other charges	—	—	—	0.01	—	0.01	—
Net earnings per diluted share before special items(2)	$1.31	$1.06	$0.42	$0.24	$0.49	$3.02	$3.37

(1) We recorded a total pretax loss on debt extinguishment of $276 million ($207 million after-tax) in first quarter 2022.

(2) Net earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net earnings before special items should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	March 31, 2022	June 30, 2022	Sept 30, 2022	Dec 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Pension and post-employment costs:
Pension and post-employment service costs	$10	$8	$9	$9	$10	$36	$42
Non-operating pension and other post-employment benefit costs	15	11	12	216	5	254	19
Total company pension and post-employment costs	$25	$19	$21	$225	$15	$290	$61

Weyerhaeuser Company

Q4.2022 Analyst Package

Preliminary results (unaudited)

Condensed Consolidated Balance Sheet

in millions	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$1,205	$1,723	$1,920	$1,581	$1,879
Receivables, net	745	547	425	357	507
Receivables for taxes	8	6	15	42	24
Inventories	611	571	542	550	520
Prepaid expenses and other current assets	206	165	146	216	205
Total current assets	2,775	3,012	3,048	2,746	3,135
Property and equipment, net	2,026	2,000	1,997	2,171	2,057
Construction in progress	203	233	245	222	175
Timber and timberlands at cost, less depletion	11,469	11,706	11,681	11,604	11,510
Minerals and mineral rights, less depletion	252	248	245	214	255
Deferred tax assets	15	11	10	8	17
Other assets	376	370	364	375	503
Total assets	$17,116	$17,580	$17,590	$17,340	$17,652

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$—	$—	$118	$982	$—
Accounts payable	310	283	272	247	281
Accrued liabilities	674	658	664	511	673
Total current liabilities	984	941	1,054	1,740	954
Long-term debt, net	5,053	5,053	4,935	4,071	5,099
Deferred tax liabilities	66	83	89	96	46
Deferred pension and other post-employment benefits	432	347	335	344	440
Other liabilities	344	340	339	340	346
Total liabilities	6,879	6,764	6,752	6,591	6,885
Total equity	10,237	10,816	10,838	10,749	10,767
Total liabilities and equity	$17,116	$17,580	$17,590	$17,340	$17,652

Weyerhaeuser Company

Q4.2022 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	March 31, 2022	June 30, 2022	Sept 30, 2022	Dec 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Cash flows from operations:
Net earnings	$771	$788	$310	$11	$416	$1,880	$2,607
Noncash charges (credits) to earnings:
Depreciation, depletion and amortization	122	119	119	120	121	480	477
Basis of real estate sold	31	39	7	7	9	84	71
Deferred income taxes, net	14	—	3	(47)	(2)	(30)	14
Pension and other post-employment benefits	25	19	21	225	15	290	61
Share-based compensation expense	8	9	8	8	7	33	30
Gain on sale of timberlands	—	—	—	—	—	—	(32)
Loss on debt extinguishment	276	—	—	—	—	276	—
Change in:
Receivables, net	(238)	198	121	68	(10)	149	(57)
Receivables and payables for taxes	110	(83)	(12)	(116)	6	(101)	99
Inventories	(87)	29	28	(7)	(22)	(37)	(77)
Prepaid expenses and other current assets	(1)	(2)	(4)	(5)	(4)	(12)	(25)
Accounts payable and accrued liabilities	(62)	47	(8)	(88)	(3)	(111)	113
Pension and post-employment benefit contributions and payments	(4)	(10)	(5)	(5)	(3)	(24)	(59)
Other	(8)	(7)	(26)	(4)	(36)	(45)	(63)
Net cash from operations	$957	$1,146	$562	$167	$494	$2,832	$3,159
Cash flows from investing activities:
Capital expenditures for property and equipment	$(50)	$(71)	$(86)	$(208)	$(202)	$(415)	$(386)
Capital expenditures for timberlands reforestation	(20)	(10)	(8)	(15)	(16)	(53)	(55)
Acquisition of timberlands	(18)	(265)	(3)	(9)	—	(295)	(149)
Proceeds from sale of timberlands	—	—	—	—	—	—	261
Other	1	—	—	3	1	4	4
Net cash from investing activities	$(87)	$(346)	$(97)	$(229)	$(217)	$(759)	$(325)
Cash flows from financing activities:
Cash dividends on common shares	$(1,218)	$(134)	$(133)	$(132)	$(502)	$(1,617)	$(884)
Net proceeds from issuance of long-term debt	881	—	—	—	—	881	—
Payments on long-term debt	(1,203)	—	—	—	(150)	(1,203)	(375)
Proceeds from exercise of stock options	12	2	1	1	5	16	51
Repurchases of common shares	(118)	(141)	(143)	(141)	(74)	(543)	(100)
Other	(18)	(1)	(1)	(5)	(3)	(25)	(22)
Net cash from financing activities	$(1,664)	$(274)	$(276)	$(277)	$(724)	$(2,491)	$(1,330)

Net change in cash, cash equivalents and restricted cash	$(794)	$526	$189	$(339)	$(447)	$(418)	$1,504
Cash, cash equivalents and restricted cash at beginning of period	1,999	1,205	1,731	1,920	2,446	1,999	495
Cash, cash equivalents and restricted cash at end of period	$1,205	$1,731	$1,920	$1,581	$1,999	$1,581	$1,999

Cash paid during the period for:
Interest, net of amounts capitalized	$78	$71	$62	$72	$78	$283	$315
Income taxes, net of refunds	$85	$269	$92	$120	$115	$566	$609

Weyerhaeuser Company	Timberlands Segment

Q4.2022 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2022	Q2.2022	Q3.2022	Q4.2022	Q4.2021	YTD.2022	YTD.2021
Sales to unaffiliated customers	$465	$515	$441	$437	$429	$1,858	$1,636
Intersegment sales	161	156	133	111	136	561	535
Total net sales	626	671	574	548	565	2,419	2,171
Costs of sales	423	495	442	436	432	1,796	1,650
Gross margin	203	176	132	112	133	623	521
Selling expenses	—	—	1	—	1	1	2
General and administrative expenses	24	24	25	25	23	98	92
Other operating (income) loss, net	(3)	(1)	(1)	1	(1)	(4)	(37)
Operating income and Net contribution to earnings	$182	$153	$107	$86	$110	$528	$464

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2022	Q2.2022	Q3.2022	Q4.2022	Q4.2021	YTD.2022	YTD.2021
Operating income	$182	$153	$107	$86	$110	$528	$464
Depreciation, depletion and amortization	65	66	61	64	66	256	261
Special items	—	—	—	—	—	—	(32)
Adjusted EBITDA(1)	$247	$219	$168	$150	$176	$784	$693

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included In Net Contribution to Earnings (Pretax)

in millions	Q1.2022	Q2.2022	Q3.2022	Q4.2022	Q4.2021	YTD.2022	YTD.2021
Gain on sale of timberlands	$—	$—	$—	$—	$—	$—	$32

Selected Segment Items

in millions	Q1.2022	Q2.2022	Q3.2022	Q4.2022	Q4.2021	YTD.2022	YTD.2021
Total decrease (increase) in working capital(2)	$(34)	$57	$14	$(28)	$(21)	$9	$(31)
Cash spent for capital expenditures(3)	$(30)	$(23)	$(22)	$(38)	$(38)	$(113)	$(114)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

(3) Does not include cash spent for the acquisition of timberlands.

Segment Statistics(4)

		Q1.2022	Q2.2022	Q3.2022	Q4.2022	Q4.2021	YTD.2022	YTD.2021
Third Party	Delivered logs:
Net Sales	West	$259	$308	$224	$213	$220	$1,004	$869
(millions)	South	154	160	166	165	160	645	589
	North	15	10	15	16	14	56	52
	Total delivered logs	428	478	405	394	394	1,705	1,510
	Stumpage and pay-as-cut timber	9	11	10	16	9	46	31
	Recreational and other lease revenue	17	16	18	17	17	68	65
	Other revenue	11	10	8	10	9	39	30
	Total	$465	$515	$441	$437	$429	$1,858	$1,636
Delivered Logs	West	$161.29	$173.35	$158.59	$141.88	$146.39	$159.46	$140.08
Third Party Sales	South	$37.15	$38.47	$38.59	$38.67	$36.55	$38.23	$35.47
Realizations (per ton)	North	$72.79	$83.93	$83.84	$80.57	$66.74	$79.64	$66.18
Delivered Logs	West	1,604	1,778	1,411	1,503	1,501	6,296	6,203
Third Party Sales	South	4,135	4,167	4,310	4,252	4,358	16,864	16,594
Volumes (tons, thousands)	North	210	118	177	202	217	707	788
Fee Harvest Volumes	West	2,240	2,085	1,760	1,773	1,954	7,858	8,084
(tons, thousands)	South	5,842	6,159	6,112	6,216	6,160	24,329	23,304
	North	278	180	245	271	285	974	1,085

(4) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Real Estate, Energy & Natural Resources Segment

Q4.2022 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2022	Q2.2022	Q3.2022	Q4.2022	Q4.2021	YTD.2022	YTD.2021
Net sales	$128	$117	$68	$55	$59	$368	$344
Costs of sales	41	45	14	13	16	113	109
Gross margin	87	72	54	42	43	255	235
General and administrative expenses	6	7	6	8	7	27	25
Other operating loss, net	—	—	—	10	—	10	—
Operating income and Net contribution to earnings	$81	$65	$48	$24	$36	$218	$210

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2022	Q2.2022	Q3.2022	Q4.2022	Q4.2021	YTD.2022	YTD.2021
Operating income	$81	$65	$48	$24	$36	$218	$210
Depreciation, depletion and amortization	4	3	5	5	4	17	15
Basis of real estate sold	31	39	7	7	9	84	71
Special items	—	—	—	10	—	10	—
Adjusted EBITDA(1)	$116	$107	$60	$46	$49	$329	$296

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included In Net Contribution to Earnings (Pretax)

in millions	Q1.2022	Q2.2022	Q3.2022	Q4.2022	Q4.2021	YTD.2022	YTD.2021
Restructuring, impairments and other charges	$—	$—	$—	$(10)	$—	$(10)	$—

Selected Segment Items

in millions	Q1.2022	Q2.2022	Q3.2022	Q4.2022	Q4.2021	YTD.2022	YTD.2021
Cash spent for capital expenditures	$—	$—	$—	$—	$—	$—	$—

Segment Statistics

		Q1.2022	Q2.2022	Q3.2022	Q4.2022	Q4.2021	YTD.2022	YTD.2021
Net Sales	Real Estate	$97	$90	$30	$18	$34	$235	$246
(millions)	Energy and Natural Resources	31	27	38	37	25	133	98
	Total	$128	$117	$68	$55	$59	$368	$344
Acres Sold	Real Estate	24,126	26,906	5,014	2,745	6,920	58,791	55,827
Price per Acre	Real Estate	$3,785	$3,215	$5,046	$5,550	$4,385	$3,714	$3,725
Basis as a Percent of Real Estate Net Sales	Real Estate	32%	43%	23%	39%	26%	36%	29%

Weyerhaeuser Company	Wood Products Segment

Q4.2022 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2022	Q2.2022	Q3.2022	Q4.2022	Q4.2021	YTD.2022	YTD.2021
Net sales	$2,519	$2,341	$1,767	$1,331	$1,718	$7,958	$8,221
Costs of sales	1,276	1,414	1,360	1,116	1,185	5,166	4,808
Gross margin	1,243	927	407	215	533	2,792	3,413
Selling expenses	21	21	22	22	23	86	84
General and administrative expenses	35	35	36	36	34	142	138
Other operating costs (income), net	5	8	5	10	(40)	28	(20)
Operating income and Net contribution to earnings	$1,182	$863	$344	$147	$516	$2,536	$3,211

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2022	Q2.2022	Q3.2022	Q4.2022	Q4.2021	YTD.2022	YTD.2021
Operating income	$1,182	$863	$344	$147	$516	$2,536	$3,211
Depreciation, depletion and amortization	51	49	51	50	51	201	196
Special items	—	—	—	—	(50)	—	(50)
Adjusted EBITDA(1)	$1,233	$912	$395	$197	$517	$2,737	$3,357

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q1.2022	Q2.2022	Q3.2022	Q4.2022	Q4.2021	YTD.2022	YTD.2021
Insurance recovery	$—	$—	$—	$—	$13	$—	$13
Product remediation recovery	$—	$—	$—	$—	$37	$—	$37

Selected Segment Items

in millions	Q1.2022	Q2.2022	Q3.2022	Q4.2022	Q4.2021	YTD.2022	YTD.2021
Total decrease (increase) in working capital(2)	$(371)	$205	$136	$20	$(11)	$(10)	$(23)
Cash spent for capital expenditures	$(39)	$(56)	$(68)	$(184)	$(174)	$(347)	$(320)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics

in millions, except for third party sales realizations		Q1.2022	Q2.2022	Q3.2022	Q4.2022	Q4.2021	YTD.2022	YTD.2021
Structural Lumber	Third party net sales	$1,206	$998	$676	$494	$701	$3,374	$3,721
(volumes presented	Third party sales realizations	$1,041	$776	$556	$495	$592	$724	$759
in board feet)	Third party sales volumes(3)	1,157	1,289	1,216	996	1,185	4,658	4,902
	Production volumes	1,203	1,232	1,140	938	1,148	4,513	4,815
Oriented Strand	Third party net sales	$564	$497	$287	$230	$327	$1,578	$1,840
Board	Third party sales realizations	$787	$676	$401	$335	$490	$553	$675
(volumes presented	Third party sales volumes(3)	717	735	715	686	668	2,853	2,726
in square feet 3/8")	Production volumes	739	758	735	729	725	2,961	2,865
Engineered Solid	Third party net sales	$196	$247	$233	$186	$188	$862	$679
Section	Third party sales realizations	$3,433	$3,863	$3,946	$3,743	$3,319	$3,751	$2,789
(volumes presented	Third party sales volumes(3)	5.7	6.4	5.9	5.0	5.7	23.0	24.4
in cubic feet)	Production volumes	5.7	6.4	6.0	5.5	6.0	23.6	24.0
Engineered	Third party net sales	$137	$168	$166	$102	$132	$573	$447
I-joists	Third party sales realizations	$2,969	$3,432	$3,525	$3,537	$2,888	$3,350	$2,300
(volumes presented	Third party sales volumes(3)	46	49	47	29	45	171	194
in lineal feet)	Production volumes	44	50	47	31	46	172	190
Softwood Plywood	Third party net sales	$58	$53	$47	$35	$40	$193	$210
(volumes presented	Third party sales realizations	$783	$746	$632	$543	$581	$679	$681
in square feet 3/8")	Third party sales volumes(3)	75	70	74	66	68	285	308
	Production volumes	66	67	64	62	60	259	263
Medium Density	Third party net sales	$48	$53	$50	$41	$43	$192	$186
Fiberboard	Third party sales realizations	$1,082	$1,174	$1,274	$1,310	$995	$1,200	$908
(volumes presented	Third party sales volumes(3)	44	45	40	31	43	160	205
in square feet 3/4")	Production volumes	44	48	38	31	43	161	206

(3) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q4.2022 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and post-employment costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses, interest income and other as well as legacy obligations.

Net Charge to Earnings

in millions	Q1.2022	Q2.2022	Q3.2022	Q4.2022	Q4.2021	YTD.2022	YTD.2021
Unallocated corporate function and variable compensation expense	$(31)	$(36)	$(36)	$(36)	$(35)	$(139)	$(129)
Liability classified share-based compensation	1	2	2	(1)	(4)	4	(6)
Foreign exchange gain (loss)	—	3	9	(2)	3	10	5
Elimination of intersegment profit in inventory and LIFO	(59)	18	2	18	10	(21)	(23)
Other, net	(12)	(21)	(19)	(4)	(27)	(56)	(89)
Operating loss	(101)	(34)	(42)	(25)	(53)	(202)	(242)
Non-operating pension and other post-employment benefit costs	(15)	(11)	(12)	(216)	(5)	(254)	(19)
Interest income and other	(1)	1	9	16	1	25	5
Net charge to earnings	$(117)	$(44)	$(45)	$(225)	$(57)	$(431)	$(256)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2022	Q2.2022	Q3.2022	Q4.2022	Q4.2021	YTD.2022	YTD.2021
Operating loss	$(101)	$(34)	$(42)	$(25)	$(53)	$(202)	$(242)
Depreciation, depletion and amortization	2	1	2	1	—	6	5
Special items	—	—	—	—	(15)	—	(15)
Adjusted EBITDA(1)	$(99)	$(33)	$(40)	$(24)	$(68)	$(196)	$(252)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Net Charge to Earnings (Pretax)

in millions	Q1.2022	Q2.2022	Q3.2022	Q4.2022	Q4.2021	YTD.2022	YTD.2021
Legal benefit	$—	$—	$—	$—	$15	$—	$15
Special items included in operating loss	—	—	—	—	15	—	15
Pension settlement charge	—	—	—	(205)	—	(205)	—
Special items included in net charge to earnings	$—	$—	$—	$(205)	$15	$(205)	$15

Unallocated Selected Items

in millions	Q1.2022	Q2.2022	Q3.2022	Q4.2022	Q4.2021	YTD.2022	YTD.2021
Cash spent for capital expenditures	$(1)	$(2)	$(4)	$(1)	$(6)	$(8)	$(7)